UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

Outdoor Channel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499
(State of incorporation)	(Commission file number)	(I.R.S. employer identification number)

43455 Business Park Drive Temecula, California	92590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 699-6991

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 17, 2013, Outdoor Channel Holdings, Inc. (OUTD or the “Company”) completed the merger contemplated by the Agreement and Plan of Merger, dated as of March 13, 2013, and amended as of May 2, 2013 and May 8, 2013 (the “Merger Agreement”), by and among OUTD, Kroenke Sports & Entertainment, LLC, a Delaware limited liability company (“KSE”), and KSE Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of KSE (“Merger Sub”). Pursuant to the Merger Agreement, OUTD was acquired by KSE through a merger of Merger Sub with and into OUTD (the “Merger”), with OUTD surviving the Merger as a wholly-owned subsidiary of KSE (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of OUTD common stock (other than dissenting shares, treasury shares, shares owned by KSE, Merger Sub and their majority-owned subsidiaries and shares owned by any majority-owned subsidiary of OUTD) was canceled and converted into the right to receive $10.25 in cash, without interest.

Also at the Effective Time, stock options to purchase shares of OUTD common stock outstanding immediately prior to the Effective Time, whether vested or unvested, were canceled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (x) the excess, if any, of $10.25 over the per share exercise price of such OUTD stock option and (y) the number of shares of OUTD common stock subject to such stock option. In addition, at the Effective Time, each restricted share of OUTD common stock and each other equity award (other than an OUTD stock option) entitling the holder thereof to acquire OUTD common stock outstanding immediately prior to the Effective Time, whether vested or unvested, was canceled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (x) $10.25 and (y) the number of shares of OUTD common stock subject to such OUTD equity award.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the two amendments thereto, which were respectively filed as Exhibit 2.1 to OUTD’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2013, May 3, 2013 and May 9, 2013 and are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, OUTD notified NASDAQ that the Merger had been completed, and requested that trading of OUTD common stock on NASDAQ be suspended on May 17, 2013. In addition, the Company requested that NASDAQ file with the SEC an application on Form 25 to delist the Company’s common stock from NASDAQ and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on May 17, 2013. OUTD intends to file a certificate on Form 15 requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated herein by reference.

At the Effective Time, holders of OUTD’s common stock, stock options and restricted shares immediately before the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the consideration pursuant to the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the completion of the Merger, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. As a result, each of Ajit M. Dalvi, Thomas E. Hornish, David D. Kinley, Thomas H. Massie, Perrie T. Massie, David C. Merritt, Michael L. Pandzik, T. Bahnson Stanley and Roger L. Werner are no longer members of the Company’s board of directors. In addition, E. Stanley Kroenke, James A. Martin and Bruce Glazer have been elected as the directors of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger, on May 17, 2013 the Surviving Corporation’s certificate of incorporation and bylaws were amended and restated in their entirety. The amended and restated certificate of incorporation of the Company and the Company’s amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2013, at a special meeting of stockholders of OUTD, the Company’s stockholders approved the following proposals (with final results for each matter indicated below):

Proposal One: Adoption of the Merger Agreement. The proposal to adopt the Merger Agreement was approved with the votes shown:

For	Against	Abstained
19,331,936	758,969	7,405

Proposal Two: Approval of the Advisory Say-on-Merger-Pay Proposal. The proposal to approve, on an advisory, non-binding basis, the “golden parachute” compensation payable or that could become payable to the Company’s named executive officers in connection with the merger pursuant to pre-existing arrangements with those individual was approved with the votes shown:

For	Against	Abstained
18,224,930	1,625,464	247,916

Proposal Three: Adjournment if necessary to solicit additional proxies. The proposal to approve an adjournment of the special meeting, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the special meeting to vote in favor of the adoption of the Merger Agreement was approved with the votes shown:

For	Against	Abstained
17,201,938	2,889,686	9,186

Item 7.01.	Regulation FD Disclosure.

On May 17, 2013, KSE issued a press release in connection with the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 13, 2013, by and among Outdoor Channel Holdings, Inc., Kroenke Sports & Entertainment, LLC, and KSE Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on March 13, 2013).

2.2	Amendment No.1, dated as of May 2, 2013, to the Agreement and Plan of Merger dated March 13, 2013, by and among Kroenke Sports & Entertainment, LLC, KSE Merger Sub, Inc. and Outdoor Channel Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 3, 2013).

2.3	Amendment No.2, dated as of May 8, 2013, to the Agreement and Plan of Merger dated March 13, 2013, as amended, by and among Kroenke Sports & Entertainment, LLC, KSE Merger Sub, Inc. and Outdoor Channel Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 9, 2013).

3.1	Amended and Restated Certificate of Incorporation of Outdoor Channel Holdings, Inc.

3.2	Amended and Restated Bylaws of Outdoor Channel Holdings, Inc.

99.1	Press release dated May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

Date: May 17, 2013	By:	/s/ Catherine C. Lee
Catherine C. Lee
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 13, 2013, by and among Outdoor Channel Holdings, Inc., Kroenke Sports & Entertainment, LLC, and KSE Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on March 13, 2013).

2.2	Amendment No.1, dated as of May 2, 2013, to the Agreement and Plan of Merger dated March 13, 2013, by and among Kroenke Sports & Entertainment, LLC, KSE Merger Sub, Inc. and Outdoor Channel Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 3, 2013).

2.3	Amendment No.2, dated as of May 8, 2013, to the Agreement and Plan of Merger dated March 13, 2013, as amended, by and among Kroenke Sports & Entertainment, LLC, KSE Merger Sub, Inc. and Outdoor Channel Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 9, 2013).

3.1	Amended and Restated Certificate of Incorporation of Outdoor Channel Holdings, Inc.

3.2	Amended and Restated Bylaws of Outdoor Channel Holdings, Inc.

99.1	Press release dated May 17, 2013.